UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 13, 2009

MSC.SOFTWARE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-8722	95-2239450
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 MacArthur Place Santa Ana, California	92707
(Address of Principal Executive Offices)	(Zip Code)

(714) 540-8900

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On October 13, 2009, the merger (the “Merger”) of Maximus Inc. (“Merger Sub”), a subsidiary of Maximus Holdings Inc. (“Parent”), an entity affiliated with Symphony Technology Group, LLC (“Symphony”), with and into MSC.Software Corporation (the “Company”) was consummated in accordance with the Agreement and Plan of Merger, dated as of July 7, 2009, by and among the Company, Parent and Merger Sub, as amended (the “Merger Agreement”). The Merger Agreement was adopted by the Company’s stockholders at a special meeting of the Company’s stockholders held on October 9, 2009.

ITEM 1.01	Entry into a Material Definitive Agreement.

On October 13, 2009, the Company entered into a credit agreement with Parent, the lenders party thereto (the “Senior Lenders”), Wells Fargo Foothill, LLC, as agent for the Senior Lenders and as co-lead arranger, and CapitalSource Bank, as co-lead arranger, pursuant to which the Senior Lenders, subject to the terms and conditions therein, committed to provide a $65,000,000 senior secured credit facility, consisting of (i) a senior secured term loan facility of $50,000,000 and (ii) a senior secured revolving credit facility of $15,000,000, which facility will be used for the purpose of funding a portion of the consideration payable in connection with the Merger, to pay certain fees and expenses of the Merger, and for general corporate purposes for the operation of the Company.

In addition, the Company entered into a credit agreement dated as of October 13, 2009 with Parent, the lenders party thereto (the “Junior Lenders”), and Barclays Structured Principal Investing LLC, as agent for the Junior Lenders, pursuant to which the Junior Lenders, subject to the terms and conditions therein, committed to provide a $50,000,000 second lien term loan facility, which facility will be used for the purpose of funding a portion of the consideration payable in connection with the Merger, to pay certain fees and expenses of the Merger, and for general corporate purposes for the operation of the Company.

ITEM 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Under the terms of the Merger Agreement, each issued and outstanding share of the Company’s common stock was converted into the right to receive $8.40 in cash, without interest. Each equity award outstanding and unexercised immediately prior to the effective time of the Merger (including options to purchase Company stock and stock units) was converted into the right to receive $8.40 in cash, without interest, less, in the case of options, the applicable exercise price of the option, which cash amount will be paid in accordance with the vesting schedule of the original equity award, including any acceleration of vesting as a result of the Merger.

The foregoing description of the Merger and the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 8, 2009, and the Amendment to the Merger Agreement, which was attached as Exhibit 2.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 29, 2009. Both documents are incorporated herein by reference.

As a result of the Merger, trading of shares of the Company’s common stock on the Nasdaq Global Select Market will cease prior to the commencement of market trading hours on October 14, 2009. The Company intends to seek to terminate the registration of such shares of common stock from Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to suspend its obligation to file reports under Sections 13(a) and 15(d) of the Exchange Act.

ITEM 3.03	Material Modification to Rights of Security Holders.

The information disclosed in Item 3.01 is hereby incorporated by reference.

ITEM 5.01	Changes in Control of Registrant.

As a result of the Merger, a change of control of the Company occurred, and the Company has become a wholly-owned subsidiary of Parent. The information disclosed in Item 3.01 is incorporated herein by reference.

ITEM 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Agreements of Certain Officers.

Pursuant to the terms of the Merger Agreement, the directors of the Company resigned effective as of the effective time of the Merger (the “Effective Time”) and the directors of Merger Sub immediately prior to the Effective Time became the directors of the Company following the Closing.

At the Effective Time, Ashfaq A. Munshi resigned as Interim Chief Executive Officer and President of the Company, Sam M. Auriemma resigned as Executive Vice President, Chief Financial Officer of the Company and John A. Mongelluzzo resigned as Executive Vice President, Business Administration, Legal Affairs and Secretary of the Company. Dominic Gallello has been appointed as the Chief Executive Officer of the Company and Jim Johnson has been appointed as the Chief Financial Officer of the Company.

ITEM 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Certificate of Incorporation of the Company was amended and restated at the effective time of the Merger. As amended and restated, the Certificate contains provisions that, among other things, (i) authorize the issuance of one class of common stock with a par value of $0.001 per share, (ii) provide that the election of the board of directors need not be by written ballot and (iii) retain certain provisions relating to the indemnification of directors, officers, agents and employees of the Company. The Certificate of Incorporation of the Company is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Pursuant to the Merger Agreement, the bylaws of Merger Sub as in effect at the effective time of the Merger became the bylaws of the Company. The bylaws of the Company are attached as Exhibit 3.2 hereto and incorporated herein by reference.

ITEM 8.01	Other Events.

On October 14, 2009, the Company and Symphony issued a joint press release announcing that the Merger Agreement had been approved by the Company’s stockholders and the Merger had been completed.

A copy of the press release is filed hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Item No.	Description

3.1	Certificate of Incorporation of the Company

3.2	Bylaws of the Company

99.1	Press Release issued by MSC.Software Corporation, dated October 14, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MSC.SOFTWARE CORPORATION (Registrant)

Date: October 15, 2009	By:	/S/ BRAD MACMILLIN
Brad MacMillin Secretary

Exhibit Index

Item No.	Description

3.1	Certificate of Incorporation of the Company

3.2	Bylaws of the Company

99.1	Press Release issued by MSC.Software Corporation, dated October 14, 2009